December 22, 2014

TOUCHSTONE TAX-FREE TRUST

Touchstone Ohio Tax-Free Money Market Fund

Touchstone Tax-Free Money Market Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated October 30, 2014, as supplemented November 21, 2014

At a meeting of the Board of Trustees of Touchstone Tax-Free Trust held on November 20, 2014, the Board approved a plan to close and liquidate each of Touchstone Ohio Tax-Free Money Market Fund and Touchstone Tax-Free Money Market Fund on or about March 20, 2015 (the “Liquidation Date”).

The Liquidation Date has been postponed.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-58-TTFT-S2-1412